UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004
                                                  (December 16, 2003)

Commission file number 000-27917


                          IPVOICE COMMUNICATIONS, INC.
                     -------------------------------------
        (Exact name of Small Business Issuer as Specified in Its Charter)


  NEVADA                                                    65-0729900
------------------------------                  ------------------------------
(State or other Jurisdiction of                 (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
                     -------------------------------------
                    (Address of Principal Executive Offices)


                                 (972) 386-3372
                     -------------------------------------
                (Issuer's Telephone Number, Including Area Code)


                                    No Change
                     -------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Filed herewith are the financial statements and pro forma financial information required to be filed by Item 7 of Form 8-K in connection with the the Acquisition Agreement entered into by IPVoice Communications, Inc., and RKM IT Solutions of Caracas, Venezuela, and as reported in the Current Report on Form 8-K, filed with the Commission on December 16, 2003, to which this Amendment No. 1 relates: Item 7. Financial Statements and Exhibits


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable


ITEM 5. OTHER EVENTS

     Not applicable


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not applicable


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

          (1) Financial statements of RKM Suministros, S.A., are attached hereto. (Financials Statements start on Page F-1)

                          INDEX TO FINANCIAL STATEMENTS




Independent Auditors Report..................................................F-2

Consolidated Balance Sheet...................................................F-3

Consolidated Statements of Operations........................................F-4

Consolidated Statements of Stockholders' Equity..............................F-5

Consolidated Statements of Cash Flows........................................F-6

Notes to Consolidated Financial Statements...................................F-7

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholder
RKM Suministros, S.A.

We have audited the accompanying balance sheets of RKM Suministros, S.A., (the "Company") as of December 31, 2003 and 2002 and the related statements of operations, stockholders' equity (deficiency) and cash flows for each of the two years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.



/s/ Durland & Company, CPAs, P.A.
Durland & Company, CPAs, P.A.
Palm Beach, Florida
April 29, 2004

                              RKM Suministros, S.A.
                                  Balance Sheet


                                    ASSETS                                      March 31, 2004    December 31, 2003
                                                                              ------------------ --------------------
CURRENT ASSETS                                                                   (Unaudited)
   Cash                                                                       $          152,069 $            241,023
   Accounts receivable, net of allowance of $0 and $15,881, respectively                 306,541              200,583
   Inventory                                                                               2,214                2,990
   Prepaid expenses and deposits                                                          18,205               13,078
                                                                              ------------------ --------------------

          Total current assets                                                           479,029              457,674
                                                                              ------------------ --------------------

PROPERTY AND EQUIPMENT
   Fixed assets                                                                          114,747              109,245
   Less: Accumulated depreciation                                                        (21,691)             (33,119)
                                                                              ------------------ --------------------

          Total property and equipment                                                    93,056               76,126
                                                                              ------------------ --------------------

Total Assets                                                                  $          572,085 $            533,800
                                                                              ================== ====================

              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES
   Accounts payable                                                           $          145,329 $            180,076
   Accrued expenses                                                                      151,019               53,150
   Customer deposits                                                                      53,734               45,232
   Payable to stockholders                                                                73,186              113,240
                                                                              ------------------ --------------------

          Total current liabilities                                                      423,268              391,698
                                                                              ------------------ --------------------

Total Liabilities                                                                        423,268              391,698
                                                                              ------------------ --------------------

STOCKHOLDERS' EQUITY
   Common stock, $1.54 par value, authorized 50,000 shares; 49,200
       issued and outstanding shares                                                      75,869               75,869
   Stock subscription receivable                                                          (1,409)              (1,409)
   Accumulated comprehensive income (loss)                                               (31,381)             (19,307)
   Retained earnings                                                                     105,738               69,060
                                                                              ------------------ --------------------

          Total stockholders' equity                                                     148,817              124,213
                                                                              ------------------ --------------------

Total Liabilities and  Stockholders' Equity                                   $          572,085 $            515,911
                                                                              ================== ====================











     The accompanying notes are an integral part of the financial statements

                              RKM Suministros, S.A.
                            Statements of Operations



                                                                                     December 31,   December 31,
                                              March 31, 2004        March 31, 2003       2003           2002
                                        --------------------  --------------------  -------------- --------------
                                            (Unaudited)           (Unaudited)
REVENUES

   Net sales                            $            410,995  $             30,686  $    1,075,781 $    1,424,957
   Less: Cost of sales                               200,378                29,265         743,734      1,002,227
                                        --------------------  --------------------  -------------- --------------

         Gross margin                                210,617                 1,421         332,047        422,730

OPERATING EXPENSES:
   General and administrative expenses               176,641                 3,092         222,298        371,020
   Depreciation and amortization                       6,897                 2,929          26,130         14,585
                                        --------------------  --------------------  -------------- --------------

          Total expenses                             183,538                 6,021         248,428        385,605
                                        --------------------  --------------------  -------------- --------------

Income (loss) from operations                         27,079                (4,600)         83,619         37,125
                                        --------------------  --------------------  -------------- --------------

OTHER INCOME (EXPENSE):
   Interest income                                         0                     0               0         64,313
   Interest expense                                        0                     0               0              0
   Other expense                                           0                     0               0        (19,813)
Foreign currency transaction gain (loss)              11,799                12,294         (60,567)       (70,740)
                                        --------------------  --------------------  -------------- --------------

          Total other income (expense)                11,799                12,294         (60,567)       (26,240)
                                        --------------------  --------------------  -------------- --------------

Net income (loss) before income taxes                 38,878                 7,694          23,052         10,885

    Income taxes                                           0                     0           4,862          2,688
                                        --------------------  --------------------  -------------- --------------

Net income (loss)                                     38,878                 7,694          18,190          8,197

Other comprehensive income (loss)

Foreign currency translation gain (loss)             (12,074)              (10,414)         30,754        (61,049)
                                        --------------------  --------------------  -------------- --------------

Comprehensive income (loss)             $             26,804  $             (2,720) $       48,944 $      (52,852)
                                        ====================  ====================  ============== ==============

Income (loss) per weighted average per
common share                            $               0.79  $               0.16  $         0.37 $         0.17
                                        ====================  ====================  ============== ==============

Number of weighted average common
shares outstanding                      $             49,200  $             49,200  $       49,200 $       49,200
                                        ====================  ====================  ============== ==============







     The accompanying notes are an integral part of the financial statements

                              RKM Suministros, S.A.
                 Consolidated Statements of Stockholders' Equity






                                                                                                  Accumulated         Total
                                          Number                 Stock                           Comprehensive     Stockholders'
                                            of         Par       Subscription      Retained          Income           Equity
                                          Shares      Value      Receivable        Earnings          (Loss)        (Deficiency)
                                         ---------  ---------    ---------------  ----------    ----------------   ------------

BEGINNING BALANCE, December 31, 2001        49,200  $  75,869    $        (1,409) $   60,563    $         10,988   $    146,011

   Other comprehensive income (loss)             0          0                  0           0            (61,049)        (61,049)
   Net income                                    0          0                  0       8,197                   0          8,197
                                         ---------  ---------    ---------------  ----------    ----------------   ------------

BALANCE, December 31, 2002                  49,200     75,869             (1,409)     68,760            (50,061)         93,159

   Other comprehensive income (loss)             0          0                  0           0              30,754         30,754
   Net income (loss)                             0          0                  0      18,191                   0         18,191
                                         ---------  ---------    ---------------  ----------    ----------------   ------------

BALANCE, December 31, 2003                  49,200     75,869             (1,409)     86,951             (19,307)       142,104

   Other comprehensive income (loss)             0          0                  0           0            (12,074)        (12,074)
   Net income (loss)                             0          0                  0      36,678                   0         36,678
                                         ---------  ---------    ---------------  ----------    ----------------   ------------

ENDING BALANCE, March 31, 2004
(unaudited)                                 49,200  $  75,869    $        (1,409) $  123,629    $        (31,381)  $    166,708
                                         =========  =========    ===============  ==========    ================   ============


















     The accompanying notes are an integral part of the financial statements

                              RKM Suministros, S.A.
                            Statements of Cash Flows

                                                                 March 31,    March 31,     December     December
                                                                   2004          2003       31, 2003     31, 2002
                                                               ------------- ------------ ------------- -----------
CASH FLOWS FROM OPERATING ACTIVITIES:                             (Unaudited)  (Unaudited)
Net income (loss)                                              $      38,879 $      7,694 $      18,191 $     8,197
Adjustments to reconcile net loss to net cash used by operating activities:
   Depreciation                                                        6,897        2,929        26,130       7,564
Changes in operating assets and liabilities:
   (Increase) decrease in accounts receivable                        (94,275)     (33,716)     (128,644)    (32,186)
   (Increase) decrease in inventory                                      291      (10,975)       14,945       1,639
   (Increase) decrease in due from affiliate                               0            0         9,267     103,309
   (Increase) decrease in deposits and other assets                  (45,300)           0        (6,849)     (8,267)
   Increase (decrease) in accounts payable                            (4,820)     (85,061)       10,065       8,917
   Increase (decrease) in deferred revenue                                 0            0             0      (1,565)
   Increase (decrease) in customer deposits                           17,053       (3,320)       46,894        (750)
   Increase (decrease) in accrued expenses                            73,185       43,256        52,475         427
   Increase (decrease) in income taxes payable                             0            0             0           0
   Increase (decrease) in payable to affiliates                      (22,326)           0       105,065           0
                                                               ------------- -------------------------- -----------

Net cash used by operating activities                                (30,416)     (79,193)      147,539      87,285
                                                               ------------- -------------------------- -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Acquisition of fixed assets                                       (25,125)           0       (82,333)    (17,316)
                                                               ------------- ------------ ------------- -----------

Net cash used by investing activities                                (25,125)           0       (82,333)    (17,316)
                                                               ------------- ------------ ------------- -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   None                                                                    0            0             0           0
                                                               ------------- ------------ ------------- -----------

Net cash provided by financing activities                                  0            0             0           0
                                                               ------------- ------------ ------------- -----------

Effect of exchange rates on cash                                     (33,413)     (22,015)       17,728     (45,323)
                                                               ------------- ------------ ------------- -----------

Net increase (decrease) in cash and equivalent                       (88,954)    (101,208)       82,934      24,646
                                                               ------------- ------------ ------------- -----------

CASH, beginning of period                                            241,023      158,089       158,089     133,443
                                                               ------------- ------------ ------------- -----------

CASH, end of period                                            $     152,069 $     56,881 $     241,023 $   158,089
                                                               ============= ============ ============= ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION               None





     The accompanying notes are an integral part of the financial statements

                              RKM Suministros, S.A.
                          Notes to Financial Statements
               (Information with regard to the three months ended
                      March 31, 2004 and 2003 is unaudited)

(1)  Summary of Significant Accounting Principles
     The Company RKM Suministros, S.A., (the "Company"), is a Venezuelan corporation which conducts business from its headquarters in Caracas, Venezuela. The Company was incorporated on December 31, 1999. The Company is principally involved in the distribution and sale of electronic products and providing computer network and systems technology services to customers. The following summarize the more significant accounting and reporting policies and practices of the Company:

     a) Use of estimates The financial statements have been prepared in conformity with accounting principles generally accepted in the United States. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition and revenues and expenses for the year then ended. Actual results may differ significantly from those estimates.

     b) Net income (loss) per share Basic net income (loss) per weighted average common share is computed by dividing the net income (loss) by the weighted average number of common shares outstanding during the period. There are no dilutive or anti-dilutive securities of the Company outstanding.

     c) Property and equipment All property and equipment is recorded at cost and depreciated over their estimated useful lives, using the straight-line method, generally three, four or five years. Upon sale or retirement, the costs and related accumulated depreciation are eliminated from their respective accounts, and the resulting gain or loss is included in the results of operations. Repairs and maintenance charges, which do not increase the useful lives of the assets, are charged to operations as incurred.

     d) Revenue recognition The Company provides consulting, computer programming services and hardware to its customers, which represent a wide variety of industries throughout Latin America. Revenue is recognized as services and/or hardware are provided and billed to the customers. Revenue for long-term projects is recognized using the percentage-of-completion method by reference to actual physical progress on each contract.

     e) Cash and equivalents The company considers investments with an initial maturity of three months or less as cash equivalents.

     f) Contract work in progress Contract work in progress consists of uncompleted contracts. It is stated at cost plus attributable profit less anticipated losses and progress billings.

     g) Foreign currency transaction and translation gains (losses) The Company is located in Venezuela. The functional currency of the Company is the Venezuelan Bolivare. The Company records a transaction gain or loss at the time of receipt of payment consisting of the difference between the amount of Bolivares billed and the amount of Bolivares the foreign currency payment is converted into. As the Company is a subsidiary of a US public company the Company's reporting currency is the US Dollar. The Company translated the income statement items using the average exchange rate for the period and balance sheet items using the end of period exchange rate, except for equity items, which are translated at historical rates, in accordance with SFAS 52. The exchange rate is established by the Central Bank of Venezuela and is currently 1,920 Bolivares to $1.00.

                              RKM Suministros, S.A.
                          Notes to Financial Statements

(1)  Summary of Significant Accounting Principles, continued
     h) Fair value of financial instruments The carrying amounts of the financial assets and liabilities of the Company approximate their fair value. This includes cash, accounts receivable and payable and other receivables and payables. The Company evaluates the fair value at each balance sheet reporting date and establishes reserves when necessary.

     i) Highly inflationary economy Venezuela has experienced high inflation for several years and therefore is considered a highly inflationary economy pursuant to FASB EITF Topic No. D-55, and is accounted for as such.

     j) Inventory Inventory consists of computer equipment and components. It is valued at the lower of cost or market.

     k) Interim financial information The financial statements for the three months ended March 31, 2004 and 2003 are unaudited and include all adjustments which in the opinion of management are necessary for fair presentation, and such adjustments are of a normal and recurring nature. The results for the three months are not indicative of a full year results.

(2) Stockholders' Equity The Company has authorized 50,000 shares of $1.54 (1,000 Bolivares) par value common stock. The Company had 49,200 shares of common stock issued and outstanding at March 31, 2004 and 2003, and December 31, 2003 and 2002, respectively.

(3) Income Taxes Deferred income taxes (benefits) are provided for certain income and expenses which are recognized in different periods for tax and financial reporting purposes. The Company had no net deferred income tax asset or liability at March 31, 2004 or 2003 or December 31, 2003 and 2002

(4) Related party transactions Related party transactions are accounted for as separate line items in the accompanying financial statements. They consist of two items: a loan to a related company, which was repaid in full during 2003 and accrued payables to stockholders. The balances of these two items were:

                             March 31,     March 31,     December     December
                               2004           2003       31, 2003     31, 2002
                          -------------  ------------  ----------   ----------
                           (Unaudited)   (Unaudited)
Receivable from
        related company   $           0                $        0   $   10,626
                          =============  ============  ==========   ==========
Accrued payables
        to stockholders   $      73,186                $  113,240   $    8,651
                          =============  ============  ==========   ==========


(4)  Subsequent events
     a) Change of Control In April  2004,  the Company  entered  into a Purchase
     Agreement   whereby   ownership   of  the   Company  was  sold  to  IPVoice
     Communications, Inc., a Dallas, Texas based public company.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS





Proforma Consolidated Balance Sheet.........................................F-10

Proforma Consolidated Statements of Operations..............................F-11

Notes to Proforma Consolidated  Financial Statement.........................F-12

                          IPVoice Communications, Inc.
                       Proforma Consolidated Balance Sheet
                                   (Unaudited)
                                 March 31, 2004

                                     IPVoice
                                                      Communications,        RKM              Proforma          Proforma
                                                           Inc.        Suministros, S.A.     Adjustments      Consolidated
                                                     ----------------- ----------------   ---------------- ----------------
                       ASSETS
CURRENT ASSETS
   Cash                                              $       1,394,979 $        152,069                    $      1,547,048
   Accounts receivable                                       1,642,422          306,541                           1,948,963
   Inventory                                                   585,028            2,214
   Deposits and other current assets                            77,030           18,205                              95,235
                                                     ----------------- ----------------                    ----------------

          Total current assets                               3,699,459          479,029                           4,178,488
                                                     ----------------- ----------------                    ----------------

PROPERTY, PLANT AND EQUIPMENT
   (Net of accumulated depreciation)                           226,481           93,056                             319,537
                                                     ----------------- ----------------                    ----------------

          Total property, plant and equipment                  226,481           93,056                             319,537
                                                     ----------------- ----------------                    ----------------

OTHER ASSETS
   Notes receivable                                            438,906                0                             438,906
   Investment in subsidiary                                          0                0   a)    2,000,000
                                                                                          b)   (2,000,000)                0
   Goodwill                                                  4,641,740                0   b)    1,858,296         6,500,036
   Intangible property                                          65,600                0                              65,600
   Software code                                             5,147,137                0                           5,147,137
                                                     ----------------- ----------------                    ----------------

          Total other assets                                10,293,383                0                          12,151,679
                                                     ----------------- ----------------                    ----------------

Total Assets                                         $      14,219,323          572,085                          16,649,704
                                                     ================= ================                    ================

        LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                                  $       1,854,017 $        145,329                    $      1,999,346
   Accrued expenses                                          1,294,762          151,019                           1,445,781
   Customer deposits                                                 0           53,734                              53,734
   Short-term line of credit                                   289,529                0                             289,529
   Deferred revenue                                              9,496                0                               9,496
Payable to affiliates                                                0           73,186                              73,186
                                                     ----------------- ----------------                    ----------------

          Total current liabilities                          3,447,804          423,268                           3,871,072
                                                     ----------------- ----------------                    ----------------

LONG-TERM LIABILITIES
   Notes payable                                             4,790,254                0                           4,790,254
   Deferred income taxes payable                                34,690                0                              34,690
                                                     ----------------- ----------------                    ----------------
                                                             4,824,944                0                           4,824,944
                                                     ----------------- ----------------                    ----------------

Total Liabilities                                            8,272,748          423,268                           8,696,016
                                                     ----------------- ----------------                    ----------------

Minority interest in consolidated subsidiary                         0                0                                   0
                                                     ----------------- ----------------                    ----------------

STOCKHOLDERS' EQUITY
   Preferred stock, $.0001 par value and N/A,
        respectively; 10,000,000 and N/A
        shares authorized; 3,950 and N/A
        shares outstanding                                           4            -n/a-   a)            2                6
   Common stock, $.0001 and $1.54 par value,
        100,000,000 and 50,000 shares authorized;
        56,995,397 and 49,200 shares outstanding,
        respectively                                            56,995           75,869   b)      (75,896)           56,995
   Additional paid-in capital                               17,142,045                0   a)    1,999,998        19,142,043
   Deferred compensation                                      (261,667)               0                            (261,667)
   Stock subscription receivable                                     0           (1,409)  b)        1,409                 0
   Accumulated comprehensive income (loss)                    (146,299)         (31,381)  b)       19,307          (158,373)
   Retained earnings (deficit)                             (10,844,103)         105,738   b)      (86,951)      (10,825,316)
                                                     ----------------- ----------------                    ----------------

          Total stockholders' equity                         5,946,975          148,817                           7,953,688
                                                     ----------------- ----------------                    ----------------

Total Liabilities and  Stockholders' Equity          $14,219,723       $        572,085                    $     16,649,704
                                                     ================= ================                    ================


     The accompanying notes are an integral part of the financial statements

                          IPVoice Communications, Inc.
                 Proforma Consolidated Statements of Operations
                                   (Unaudited)
                                 March 31, 2004



                                                             IPVoice            RKM
                                                         Communications,   Suministros,      Proforma       Proforma
                                                              Inc.             S.A.        Adjustments    Consolidated
                                                        ----------------- --------------- ------------- ------------------
REVENUES
   Sales                                                $       2,664,671 $       410,995               $       3,075,666
                                                        ----------------- ---------------               -----------------

          Total revenues                                        2,664,671         410,995                       3,075,666

COST OF SALES
   Cost of sales                                                1,831,363         200,378                       2,031,741
                                                        ----------------- ---------------               -----------------

          Gross margin                                            833,308         210,617                       1,043,925
                                                        ----------------- ---------------               -----------------

OPERATING EXPENSES
   General and administrative                                   1,634,147         176,641                       1,810,788
   Depreciation                                                    28,234           6,897                          35,131
                                                        ----------------- ---------------               -----------------

          Total operating expenses                              1,662,381         183,538                       1,845,919
                                                        ----------------- ---------------               -----------------

Operating income (loss)                                          (829,073)         27,079                        (801,994)
                                                        ----------------- ---------------               -----------------

OTHER INCOME (EXPENSE)
   Interest income                                                  1,457               0                           1,457
   Interest expense                                               (26,792)              0                         (26,792)
   Other income                                                     8,980               0                           8,980
   Foreign currency transaction gain (loss)                         3,005          11,799                          14,804
   Gain (loss) on sale of fixed assets                                  0               0                               0
                                                        ----------------- ---------------               -----------------

          Total other income (expense)                            (13,350)         11,799                          (1,551)
                                                        ----------------- ---------------               -----------------

Net income before minority interest and income taxes             (842,423)         38,878                        (803,545)

   Minority interest in consolidated subsidiary
        income (loss)                                             309,040               0                         309,040
   Income taxes                                                         0               0                               0
                                                        ----------------- ---------------               -----------------

Net income (loss)                                                (533,383)         38,878                        (494,505)

Other comprehensive income (loss)
      Foreign currency translation gain (loss)                   (146,299)        (12,074)                       (158,373)
                                                        ----------------- ---------------               -----------------

Comprehensive income (loss)                             $        (679,682)$        26,804               $        (652,878)
                                                        ================= ===============               =================










     The accompanying notes are an integral part of the financial statements

                          IPVoice Communications, Inc.
               Notes to Proforma Consolidated Financial Statements
                                   (Unaudited)




(1) PROFORMA CHANGES In January 2004, the Company entered into a term sheet agreement to acquire 100% of the common stock of RKM Suministros, S.A.,
     (RKMV), and RKM USA Corp., Inc., (RKMM). RKMV is a Venezuela corporation and is headquartered in Caracas. RKMM is a Miami based US corporation. The purchase price of RKMV is $2,000,000, to be paid in the form of shares of Series C Convertible Preferred Stock of the Company. The sales price is based on one times gross revenue. The sellers cannot convert for the first six months. At the end of six months the seller can convert up to $600,000 worth of the preferred shares and an additional $400,000 after nine months and the balance after the first anniversary. The sellers are restricted from any conversions that would represent a greater than 4.9% stake in the then issued and outstanding common stock of the Company. This agreement carries a one year look back with an adjustment in the sales price of a maximum of 30% upward, (maximum price of $2,600,000), and 20% downward, ($1,600,000 minimum price). This look back is based on the one year revenues of RKMV and RKMM for the immediately preceding 12 months. Revenue variations resulting in exchange rate fluctuations between the US dollar and Venezuelan Bolivare are specifically excluded for these purposes. In addition, there is a second look back provision, which allows for the reversal of some to all of the transaction if the Company's common stock does not have a minimum of $20,000,000 in trading volume over the immediately preceding 12 months. If, during the first 12 months after closing, the Company experiences a change of control, the sellers conversion rights are immediately accelerated to 100%. If prior to the conversion of the Preferred stock, the Company is sold or otherwise no longer a publicly traded entity, the sellers may opt to reverse the acquisition. The purchase price of RKMM is $1. The Company is obligated to lend RKM $40,000 within 10 days, $30,000 within 60 days and $30,000 within 90 days after the closing. The Company is also obligated to lend RKM $1,000,000 in additional funds in conjunction with contracted projects which have a minimum 25% pre-tax profit margin. This acquisition was closed in April 2004.


(2)  PROFORMA ADJUSTMENTS
     a) Issuance of 2,000 shares of Series E convertible preferred stock to acquire 100% of the issued and outstanding common stock of RKM Suministros, S.A.

     CONSOLIDATION:
     b) Eliminate investment in subsidiary, RKM Suministros, S.A. retained earnings and common stock.

                     INDEX TO PROFORMA FINANCIAL STATEMENTS






Proforma Consolidated Statements of Operations..............................F-14

Notes to Proforma Consolidated  Financial Statement.........................F-15

                          IPVoice Communications, Inc.
                 Proforma Consolidated Statements of Operations
                                   (Unaudited)
                                December 31, 2003



                                                             IPVoice            RKM
                                                         Communications,   Suministros,      Proforma       Proforma
                                                              Inc.             S.A.        Adjustments    Consolidated
                                                        ----------------- --------------- -------------------------------
REVENUES
   Sales                                                $       2,346,945 $     1,075,781               $       3,422,726
                                                        ----------------- ---------------               -----------------

          Total revenues                                        2,346,945       1,075,781                       3,422,726

COST OF SALES
   Cost of sales                                                1,602,778         743,734                       2,346,512
                                                        ----------------- ---------------               -----------------

          Gross margin                                            744,167         332,047                       1,076,214
                                                        ----------------- ---------------               -----------------

OPERATING EXPENSES
   General and administrative                                   1,014,016         222,298                       1,236,314
   Depreciation                                                     9,074          26,130                          35,204
                                                        ----------------- ---------------               -----------------

          Total operating expenses                              1,023,090         248,428                       1,271,518
                                                        ----------------- ---------------               -----------------

Operating income (loss)                                          (278,923)         83,619                        (195,304)
                                                        ----------------- ---------------               -----------------

OTHER INCOME (EXPENSE)
   Interest income                                                    526               0                             526
   Interest expense                                                (6,040)              0                          (6,040)
   Other income                                                    18,000               0                          18,000
   Foreign currency transaction gain (loss)                             0         (60,567)                        (60,567)
   Gain (loss) onwrite-off of accounts payable                    288,836               0                         288,836
                                                        ----------------- ---------------               -----------------

          Total other income (expense)                            301,322         (60,567)                        240,755
                                                        ----------------- ---------------               -----------------

Net income before minority interest and income taxes               22,399          23,052                          45,451

   Minority interest in consolidated subsidiary
        income (loss)                                             173,055               0                         173,055
   Income taxes                                                         0           4,862                           4,862
                                                        ----------------- ---------------               -----------------

Net income (loss)                                                 195,454          18,190                         213,644

Other comprehensive income (loss)
      Foreign currency translation gain (loss)                          0          30,754                          30,754
                                                        ----------------- ---------------               -----------------

Comprehensive income (loss)                             $         195,454 $        48,944               $         244,398
                                                        ================= ===============               =================















     The accompanying notes are an integral part of the financial statements

                          IPVoice Communications, Inc.
               Notes to Proforma Consolidated Financial Statements
                                   (Unaudited)

(1) PROFORMA CHANGES In January 2004, the Company entered into a term sheet agreement to acquire 100% of the common stock of RKM Suministros, S.A.,
     (RKMV), and RKM USA Corp., Inc., (RKMM). RKMV is a Venezuela corporation and is headquartered in Caracas. RKMM is a Miami based US corporation. The purchase price of RKMV is $2,000,000, to be paid in the form of shares of Series C Convertible Preferred Stock of the Company. The sales price is based on one times gross revenue. The sellers cannot convert for the first six months. At the end of six months the seller can convert up to $600,000 worth of the preferred shares and an additional $400,000 after nine months and the balance after the first anniversary. The sellers are restricted from any conversions that would represent a greater than 4.9% stake in the then issued and outstanding common stock of the Company. This agreement carries a one year look back with an adjustment in the sales price of a maximum of 30% upward, (maximum price of $2,600,000), and 20% downward, ($1,600,000 minimum price). This look back is based on the one year revenues of RKMV and RKMM for the immediately preceding 12 months. Revenue variations resulting in exchange rate fluctuations between the US dollar and Venezuelan Bolivare are specifically excluded for these purposes. In addition, there is a second look back provision, which allows for the reversal of some to all of the transaction if the Company's common stock does not have a minimum of $20,000,000 in trading volume over the immediately preceding 12 months. If, during the first 12 months after closing, the Company experiences a change of control, the sellers conversion rights are immediately accelerated to 100%. If prior to the conversion of the Preferred stock, the Company is sold or otherwise no longer a publicly traded entity, the sellers may opt to reverse the acquisition. The purchase price of RKMM is $1. The Company is obligated to lend RKM $40,000 within 10 days, $30,000 within 60 days and $30,000 within 90 days after the closing. The Company is also obligated to lend RKM $1,000,000 in additional funds in conjunction with contracted projects which have a minimum 25% pre-tax profit margin. This acquisition was closed in April 2004.


(2)  PROFORMA ADJUSTMENTS CONSOLIDATION: None

     (c) Exhibits


Exhibit No.    Description
----------------------------------------------------------------------

31.1     *     Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

32.1     *     Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

---------------------
*    Filed Herewith.


Item 7A. CONTROLS AND PROCEDURES.

     As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

     Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.




                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          IPVoice Communications, Inc.
                                  (Registrant)


/s/ Philip Verges
----------------------------
Philip Verges
Chief Executive Officer


June 10, 2004